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                    FIRST AMENDMENT TO COASTCAST CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

          WHEREAS, Coastcast Corporation, a California corporation (the "Company") has adopted the Coastcast Corporation Supplemental Executive Retirement Plan (the "Plan"), effective September 1, 1996; and

          WHEREAS, Hans H. Buehler is the Chief Executive Officer and Chairman of the Board of Directors of the Company and has served the Company faithfully for sixteen (16) years; and

          WHEREAS, the Company desires to credit Mr. Buehler immediately with ten (10) Years of Participation for purposes of the vesting of benefits provided by the Plan;

          NOW, THEREFORE, for purposes of calculating the Target Retirement Benefits under paragraph 3.1 of the Plan and for all other purposes under the Plan, Hans H. Buehler shall be credited with ten (10) Years of Participation as such term is defined in paragraph 1.16 of the Plan.

                                                  COASTCAST CORPORATION



                                                  By  /s/ Richard W. Mora
                                                      ----------------------
                                                  Its President & COO
                                                      ----------------------



                                  EXHIBIT 10.2


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